SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Under Rule 14a-12

Financial Investors Trust - SEC File Nos. 33-72424, 811-8194
(Name of Registrant as Specified In Its Charter)

.........................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)       Proposed maximum aggregate value of transaction:

5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:

                            FINANCIAL INVESTORS TRUST

                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                                 1-888-766-8043

[_________, 2002]



Dear Shareholder:

I am writing to all shareholders of the United Association S&P 500 Index Fund (the "UA Fund"), a fund of Financial Investors Trust, (the "FIT Trust"), to inform you of a special meeting of shareholders of the UA Fund to be held [______, ________ __, 2003]. Before that special meeting, I would like your vote on the important issues affecting the UA Fund as described in the attached proxy statement. This is a very important meeting that has been called to consider a proposal regarding the approval of the reorganization of the UA Fund. More specific information about the proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF THE FIT TRUST HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS IT IS DESCRIBED WITHIN THIS DOCUMENT.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope. Please sign and return the card you receive.

If we do not receive your vote promptly, you may be contacted by a representative of the UA Fund or its service providers who will remind you to vote your shares. Your vote is important. We thank you for taking this matter seriously and participating in this important process.


Sincerely,


W. Robert Alexander
Chairman and President
Financial Investors Trust

          IMPORTANT NEWS FOR SHAREHOLDERS OF THE UA S&P 500 INDEX FUND

While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of the matters affecting the United Association S&P 500 Index Fund (the "UA Fund") that require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING TO THE UA FUND?

A. The UA Fund, subject to your approval, will be reorganized into a new fund that will also be named the United Association S&P 500 Index Fund (the "Successor Fund") of The Advisors' Inner Circle Fund (the "AIC Trust"). The assets of the UA Fund will be transferred to the Successor Fund, and shareholders of the UA Fund will receive shares of equivalent value and number in the Successor Fund. The investment adviser to the UA Fund will continue to make all investment decisions for the Successor Fund. SEI Investments Global Funds Services will serve as administrator and SEI Investments Distribution Co. will serve as the distributor to the Successor Fund.

         The following pages give you additional information about the reorganization of the UA Fund and the proposal on which you are being asked to vote. THE BOARD OF TRUSTEES OF THE FIT TRUST (THE "BOARD"), INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FIT TRUST, THE INVESTMENT ADVISER TO THE UA FUND OR THEIR RESPECTIVE AFFILIATES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

Q.       WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

A. If the shareholders of the UA Fund do not vote for the reorganization into the AIC Trust, the Board will take such further action as it deems to be in the best interest of the UA Fund's shareholders.

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes a Notice of Special Meeting of Shareholders, the proxy statement and a proxy card - because you have the right to vote on the important proposal concerning your investment in the UA Fund.

Q.       WHY AM I BEING ASKED TO VOTE ON THE PROPOSED REORGANIZATION?

A. The proposed Reorganization requires shareholder approval under governing laws because the assets and liabilities of the UA Fund will be transferred to the Successor Fund under the AIC Trust.

Q.       HOW WILL THE PROPOSED REORGANIZATION AFFECT ME?

A. If the Reorganization is approved by shareholders, you will become a shareholder of the Successor Fund, a series that corresponds to your current UA Fund. The Successor Fund will not be, however, part of the FIT Trust. The Successor Fund is a separate series of the AIC Trust. The Successor Fund's investment objective, strategy, restrictions, fees and expenses (after fee waivers) are expected to be the same as those of the UA Fund. The Reorganization will not be taxable for federal income tax purposes for the shareholders of the UA Fund.

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including those Board members who are not affiliated with the FIT Trust, its respective affiliated companies, the investment advisers of the UA Fund or their affiliated companies, recommend that you vote FOR the proposal on the enclosed proxy card.

Q.       HOW DO I PLACE MY VOTE AND WHOM DO I CALL FOR MORE INFORMATION?

A. You may mail your proxy card using the enclosed postage-paid envelope. If you need more information on how to vote, or if you have any questions, please call the UA Fund's shareholder servicing agent at [1-___-___-____].


       YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                            FINANCIAL INVESTORS TRUST

                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                                 1-888-766-8043

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  OF THE UNITED ASSOCIATION S&P 500 INDEX FUND

                    TO BE HELD ON [______, ________ __, 2003]

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the United Association S&P 500 Index Fund (the "UA Fund") will be held at the offices of ALPS Mutual Funds Services, Inc. ("ALPS"), the administrator to the UA Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202 at [__:__ a.m.] Mountain time on [______, ________ __, 2003] for the following purpose:

1. To approve (i) the transfer of all of the assets and all of the liabilities of the UA Fund to the corresponding United Association S&P 500 Index Fund (the "Successor Fund") of The Advisors' Inner Circle Fund (the "AIC Trust") in exchange for certain shares of the Successor Fund as set forth in the form of the Agreement and Plan of Reorganization, a copy of which is attached to the proxy statement as Exhibit A; (ii) the distribution of the shares of the Successor Fund so received to the shareholders of the UA Fund; and (iii) the transfer of all of the assets and all of the liabilities of the UA Fund (to be approved by shareholders of the UA Fund) to the Successor Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposal above is discussed in the attached proxy statement. The Board of Trustees of the FIT Trust (the "Board of Trustees") unanimously recommends that you vote for the proposal.

Shareholders of record at the close of business on [______ __, 2002,] are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, or in person.

By Order of the Board of Trustees



W. Robert Alexander
Chairman and President
Financial Investors Trust

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES. VOTING IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PLEASE CALL [1-800-___-____] FOR MORE INFORMATION. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE FIT TRUST A WRITTEN NOTICE OF REVOCATION, BY A SUBSEQUENTLY EXECUTED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.

                            FINANCIAL INVESTORS TRUST

                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                                 1-888-766-8043


                                 PROXY STATEMENT
                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                      UNITED ASSOCIATION S&P 500 INDEX FUND

                    TO BE HELD ON [______, ________ __, 2003]

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF FINANCIAL INVESTORS TRUST (the "FIT Trust") for use at the special meeting of shareholders of the United Association S&P 500 Index Fund (the "UA Fund") to be held at the offices of ALPS Mutual Funds Services, Inc. ("ALPS"), the administrator for the UA Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202 on [______ __, 2003 at __:__ a.m.] Mountain Time (the "Meeting"), and at any and all adjournments thereof. Shareholders of record at the close of business on [______ __, 2002] (the "Record Date"), are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about [Insert date here].

FIT TRUST IS SOLICITING YOUR VOTE FOR THE REORGANIZATION OF THE UA FUND INTO A CORRESPONDING FUND OF THE ADVISORS' INNER CIRCLE FUND (THE "AIC TRUST").

As used in this proxy statement, the term "Board" refers to the Board of Trustees of the FIT Trust. The term "Trustee" includes each trustee of the Board. A Trustee who is an interested person of the FIT Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the FIT Trust because he or she is affiliated with one of the FIT Trust's investment advisers, or the principal underwriter of the FIT Trust. Trustees who are not interested persons of the FIT Trust are referred to in this proxy statement as "Independent Trustees."

SUMMARY OF THE PROPOSAL REQUIRING SHAREHOLDER VOTE

         The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the FIT Trust, by mail, by submitting a subsequent proxy, or by voting in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the FIT Trust at [1-800-___-____].

         The FIT Trust expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of National City Bank, an affiliate of National City Investment Management Company ("IMC"). National City Bank will not receive any compensation therefore from the UA Fund. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by National City Bank and IMC, the investment adviser to the UA Fund.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting and any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted for the matters specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have the effect of a vote against the proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

QUORUM AND REQUIRED VOTE FOR THE UA FUND

         The presence of one-third of the UA Fund shares entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for the UA Fund. The approval of the proposal requires the affirmative vote of a majority of the shares represented at the meeting, either in person or by proxy.

PROPOSAL - APPROVAL OF THE REORGANIZATION

SUMMARY OF THE REORGANIZATION

         Shareholders of the UA Fund are being asked to vote on a reorganization of the UA Fund into the AIC Trust, pursuant to which the UA Fund will transfer all of its assets and liabilities to the newly-organized fund that will also be called the United Association S&P 500 Index Fund (the "Successor Fund"), which is a fund of the AIC Trust (the "Reorganization"). Upon completion of the proposed Reorganization, each UA Fund shareholder will become a shareholder of the Successor Fund and immediately after the Reorganization will hold shares of the Successor Fund with a total dollar value and number equal to the total dollar value and number such shareholder held in the UA Fund immediately prior to the Reorganization. As a result of the reorganization, certain service providers to the UA Fund will change. However, IMC, the investment adviser to the UA Fund, will continue to serve as investment adviser to make all investment decisions for the Successor Fund. SEI Investments Global Funds Services ("SEI GFS") will serve as administrator, and SEI Investments Distribution Co. ("SIDCO") will serve as distributor to the Successor Fund. State Street Bank & Trust Company, through its affiliate Boston Financial Data Services ("BFDS"), will serve as transfer agent to the Successor Fund. National City Bank will serve as custodian for the Successor Fund. The Agreement and Plan of Reorganization between the FIT Trust and the AIC Trust (the "Agreement") provides that the FIT Trust will take any and all steps as are necessary and proper to effect a complete termination of the UA Fund. It is currently anticipated that the Reorganization will occur in the [FIRST QUARTER OF 2003.]

DESCRIPTION OF THE AGREEMENT

         THE AGREEMENT BETWEEN THE FIT TRUST AND THE AIC TRUST. The Agreement between the FIT Trust and the AIC Trust provides for: (i) the transfer of all of the assets of the UA Fund solely in exchange for shares of beneficial interest of the Successor Fund and the assumption by the Successor Fund of all liabilities of the UA Fund, followed by the distribution on the closing date of the UA Fund's shares to the holders of the UA Fund shares; and (ii) the transfer of all of the assets and liabilities to the AIC Trust. On the closing date for the Reorganization, anticipated to be [_______ __, 2003], if the UA Fund obtains shareholder approval for the Reorganization, the UA Fund shall assign, deliver, and otherwise transfer all of its assets and assign all of its liabilities to the Successor Fund free and clear of all liens and encumbrances, and the Successor Fund will acquire all the assets and will assume all of the liabilities of the UA Fund, in exchange for shares of the Successor Fund. In addition, the Agreement provides that the net asset value per share of the UA Fund and of the Successor Fund will be equal and the number of shares of the Successor Fund issued in exchange for shares of the UA Fund will equal the number of shares of the UA Fund issued and outstanding at the time of the Reorganization.

         The Agreement between the FIT Trust and the AIC Trust also provides that the AIC Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) the FIT Trust is duly organized and in good standing under the laws of the State of Delaware and the UA Fund is a validly existing series of the FIT Trust; (ii) the FIT Trust is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect; (iii) the FIT Trust, on behalf of the UA Fund, has power to sell, assign, convey, transfer and deliver the UA Fund's assets contemplated by the Agreement and, upon consummation of the transactions contemplated by the Agreement in accordance with the terms of the Agreement, the UA Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the AIC Trust; (iv) the execution and delivery of the Agreement will not, and the consummation of the transactions contemplated by the Agreement will not, violate the FIT Trust's Trust Instrument or Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which the FIT Trust, with respect to the UA Fund, is a party or by which it is bound; (v) the Agreement and the Reorganization provided for in the Agreement and the execution of the Agreement have been duly authorized and approved by all requisite corporate action on behalf of the FIT Trust and the Agreement has been duly executed and delivered by the FIT Trust on behalf of the UA Fund and is a valid and binding obligation of the FIT Trust on behalf of the UA Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; and (vi) to the best of counsel's knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for AIC Trust to enter into the Agreement on behalf of the UA Fund or carry out its terms, except such as has been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act (together with the 1933 Act and the 1934 Act, the "Federal Securities Laws"), and Delaware state law as it relates to the treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the UA Fund or the consummation of the transactions contemplated by the Agreement.

         In addition, the FIT Trust shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust is duly organized under the laws of the Commonwealth of Massachusetts and the Successor Fund is a validly existing series of the AIC Trust; (ii) the AIC Trust is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and such registration is in full force and effect; (iii) the execution and delivery of the Agreement will not, and the consummation of the transactions contemplated by the Agreement will not, violate the AIC Trust's Declaration of Trust or Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which the AIC Trust, with respect to the Successor Fund, is a party or by which it is bound; (iv) the Agreement and the Reorganization provided for in the Agreement and the execution of the Agreement have been duly authorized and approved by all requisite corporate action on behalf of the AIC Trust and the Agreement has been duly executed and delivered by the AIC Trust on behalf of the Successor Fund and is a valid and binding obligation of the AIC Trust on behalf of the Successor Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (v) to the best of counsel's knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for the AIC Trust to enter into the Agreement on behalf of the UA Fund or carry out its terms, except such as has been obtained under the Federal Securities Laws and Massachusetts state law as it relates to treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the UA Fund or the consummation of the transactions contemplated by the Agreement; and
         (vi) the Successor Fund shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement will be validly issued, fully paid and non-assessable by the AIC Trust.

TAX CONSEQUENCES OF THE REORGANIZATION

         At the time of the closing, the FIT Trust and the AIC Trust each shall have received an opinion of counsel, based upon customary officers' certificates provided by each, substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by the UA Fund upon the transfer of its assets in exchange, solely for the shares and the assumption by the Successor Fund of the UA Fund's stated liabilities; (2) no gain or loss will be recognized by the Successor Fund on its receipt of the UA Fund's assets in exchange for the Successor Fund's shares and the assumption by the Successor Fund of the UA Fund's liabilities; (3) the adjusted tax basis of the UA Fund's assets in the Successor Fund's hands will be the same as the adjusted tax basis of those assets in the UA Fund's hands immediately before the conversion; (4) the Successor Fund's holding period for the assets received from the UA Fund will include the holding period of those assets in the UA Fund's hands immediately before the conversion; (5) no gain or loss will be recognized by the UA Fund on the distribution of the Successor Fund's shares to the UA Fund's shareholders in exchange for their shares of the UA Fund; (6) no gain or loss will be recognized by any UA Fund shareholder as a result of the UA Fund's distribution of the Successor Fund's shares to such shareholder in exchange for such shareholder's UA Fund shares; (7) the adjusted tax basis of the Successor Fund's shares received by the UA Fund's shareholders will be the same as the adjusted tax basis of the UA Fund's shareholders' shares of the UA Fund surrendered in exchange therefor; and (8) the holding period of the Successor Fund's shares received by the UA Fund's shareholders will include the shareholders' holding period for the UA Fund's shares surrendered in exchange therefor, provided that the UA Fund's shares were held as capital assets on the date of the conversion.

         The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with the Successor Fund and the UA Fund being "a party to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for federal income tax purposes for the Successor Fund, the UA Fund, and their respective shareholders.

         The FIT Trust and the AIC Trust have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of counsel with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

DESCRIPTION OF THE FIT TRUST AND THE UA FUND

         The UA Fund is a separate series under the FIT Trust, an open-end management investment company organized as a Delaware business trust under a Trust Instrument dated February 24, 1994, as amended. The principal executive office of the FIT Trust is located at 1625 Broadway, Suite 2200, Denver Colorado 80202. The FIT Trust currently consists of seven funds, including the UA Fund.

         The capitalization of the UA Fund consists solely of an unlimited number of shares of beneficial interest with no par value. When issued shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the UA Fund, each shareholder is entitled to receive their pro rata share of the net assets of the Fund.

         Under the Trust Instrument, FIT Trust is not required to hold annual meetings of the FIT Trust's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Trustees are elected if they receive the affirmative vote of shareholders owning of record a plurality of the shares voting at the meeting, either in person or in proxy. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee at a meeting called for such purpose, and that the holders of all of the outstanding shares of the Trust may effect such removal by unanimous written consent. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

DESCRIPTION OF THE AIC TRUST AND AIC PORTFOLIOS

         The AIC Trust is organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated July 18, 1991, as amended on February 18, 1997. The AIC Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of shares of beneficial interest, without par value, of separate series of the AIC Trust. The Successor Fund will be a duly organized and validly existing series of the AIC Trust at the time of the Reorganization.

         Shareholders of portfolios of the AIC Trust are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall be voted on by individual series or class, except that (i) when so required by the 1940 Act, the shares shall be voted in the aggregate and not by individual series or class, and (ii) when the trustees of the Trust (the "Trustees") have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class(es) shall be entitled to vote. The AIC Trust's Declaration of Trust provides that any action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the 1940 Act.

         The AIC Trust's Declaration of Trust permits any one or more series, either as the successor, survivor or non-survivor to (i) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or (ii) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any series.

         The AIC Trust will not hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. A special meeting of the shareholders may be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call the meeting.

         The AIC Trust's affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by shareholders holding a majority of shares entitled to vote. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to vote, with or without cause. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

         Pursuant to the AIC Trust's Declaration of Trust, the shareholders of the AIC Trust generally are not personally liable for the acts, omissions or obligations of the Trustees or the Trust. In addition, the Trustees shall not be personally liable for any obligation of the Trust. The Trust will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties.

         Although the rights of an interest holder of a Massachusetts business trust vary in certain respects from the rights of a shareholder of a Delaware business trust, the attributes of a share of beneficial interest of the AIC Trust are substantially similar in all material respects to those of a share of common stock of the FIT Trust. Each share of a portfolio of the AIC Trust and the FIT Trust represents an equal proportionate interest in the related investment portfolio with other shares of the same class and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Boards of Trustees of the FIT Trust or the Board of Trustees of the AIC Trust, as the case may be. Shares of the FIT Trust and the AIC Trust are entitled to one vote for each full share held and fractional votes for fractional shares held.

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE UA FUND AND THE SUCCESSOR FUND

         The following description of investment objectives, strategies and policies applies to both the UA Fund and the Successor Fund. Both funds seek to provide investment results that, before fund expenses, approximate the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing in securities comprising the S&P 500 Index. The S&P 500 Index is made up of common stocks of 500 large, publicly traded companies. Both funds buy and hold all stocks included in the S&P 500 Index in exactly the same proportion as those stocks that are held in the Index. Stocks are eliminated from both of the funds when removed from the S&P 500 Index. IMC makes no attempt to "manage" either of the funds in the traditional sense (i.e., by using economic, financial or market analyses).

         Due to the investment strategy of both the UA Fund and the Successor Fund, both funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which will lower the funds' performance.

SUMMARY OF DIFFERENCES BETWEEN THE UA FUND AND THE SUCCESSOR FUND

         The Successor Fund's investment objective, strategy, restrictions, fees and expenses (after fee waivers) are expected to be identical in all material respects to those of the UA Fund. A summary of the investment objectives, strategies and policies are listed in the preceding section.

INFORMATION ON THE INVESTMENT ADVISER

         Currently, National City Investment Management Company, ("IMC" or the "Adviser") serves as the investment adviser to the UA Fund. IMC is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is an indirect wholly owned subsidiary of National City Corporation, a bank holding company headquartered in Cleveland, Ohio. The principal business address of the Adviser is 1900 East Ninth Street, Cleveland, Ohio 44114.

         Following the conclusion of the Reorganization, IMC will serve as investment adviser to the Successor Fund pursuant to an investment advisory agreement between the AIC Trust and IMC. For its services, IMC is entitled to an annual fee of 0.01% of the UA Fund's average net assets up to $2.5 billion, and 0.005% of the UA Fund's in excess of $2.5 billion. These fees will be calculated daily and paid on a monthly basis. IMC has voluntarily agreed, through October 31, 2003, to waive the portion of its management fee that exceeds 0.0075% of the average net assets of the UA Fund. The investment advisory agreement between the AIC Trust and IMC with regard to the Successor Fund is identical in all material respects to that currently in place with the UA Fund, including the amount of fees paid to IMC for its services. In addition, IMC will continue the waiver arrangements currently in place for the UA Fund when managing the Successor Fund. However, the waiver arrangements currently in place for the UA Fund are contractual, whereas the waiver arrangements for the Successor Fund will be voluntary.

FEES AND EXPENSES

         The tables below set forth fee and expense information comparing the UA Fund's expenses as of the UA Fund's most recently completed fiscal year, April 30, 2002, and the estimated expenses of the Successor Fund following the Reorganization. The examples below set forth the cost of investing in the UA Fund and the Successor Fund. These examples can help you to compare the cost of investing in the UA Fund or the Successor Fund to the cost of investing in other mutual funds. The examples assume you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated below (which do not reflect any expense limitations) throughout the period of your investment. Your actual costs may be higher or lower.


                      UNITED ASSOCIATION S&P 500 INDEX FUND
=============================================== ================ ================= ================ ==================
                                                  FIT United        AIC United       FIT United        AIC United
                                                  Association    Association S&P     Association     Association S&P
                                                 S&P 500 Index         500          S&P 500 Index    500 Index Fund
                                                     Fund           Index Fund          Fund            Class II
                                                    Class I          Class I          Class II
Shareholder Transaction Fees
(fees paid directly from your investment)
Redemption Fee                                       None              None             None              None
Account Maintenance Fee                              None              None         $2.50/quarter     $2.50/quarter
(for accounts under $10,000)
Annual Fund Operating Expenses
(expenses deducted from fund assets)
Management Fees                                      0.01%            0.01%             0.01%             0.01%
Distribution (12b-1) Fees                            None              None             0.10%            0.05%2
Other Expenses                                       0.11%            0.06%             0.11%             0.06%
                                                     -----            -----             -----             -----
Total Operating Expenses                             0.12%            0.07%             0.22%             0.12%
Contractual Fee Waiver                                .01             None 1             .01             None 1
                                                      ---             -----              ---             -----
Net Operating Expenses                               0.11%            0.07%             0.21%             0.12%
=============================================== ================ ================= ================ ==================

1 IMC, the Adviser to the Successor Fund, has voluntarily agreed to waive the advisory fee that it is entitled to receive from the Successor Fund to 0.0075% for the fiscal year ending October 31, 2003.

2 The Successor Fund is permitted to reimburse up to 0.10% of the average net assets of the Successor Fund that are attributable to Class II shares on an annual basis pursuant to the Successor Fund's Rule 12b-1 Plan. The Successor Fund intends to limit this amount to 0.05% for the fiscal year ending October 31, 2003.


                                            ----------------- ---------------- ----------------- ----------------
                                            1 Year            3 Years          5 Years           10 Years
                                            ----------------- ---------------- ----------------- ----------------
FIT UA S&P 500 Index Fund
------------------------------------------- ----------------- ---------------- ----------------- ----------------
     Class I                                $12               $38              $65               $148
------------------------------------------- ----------------- ---------------- ----------------- ----------------
     Class II                               $23               $70              $122              $275
------------------------------------------- ----------------- ---------------- ----------------- ----------------
AIC UA S&P 500 Index Fund
------------------------------------------- ----------------- ---------------- ----------------- ----------------
     Class I                                $__               $__              $__               $___
------------------------------------------- ----------------- ---------------- ----------------- ----------------
     Class II                               $__               $__              $___              $___
------------------------------------------- ----------------- ---------------- ----------------- ----------------

INFORMATION ON SEI GFS (THE "ADMINISTRATOR")

         SEI GFS, a Delaware business trust, serves as administrator to the AIC Trust. SEI Investments Management Corporation ("SIMC") is a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), and is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator provides the AIC Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

         For these administrative services, the Administrator will be entitled to a fee from the Successor Fund, which is calculated daily and paid monthly based on the asset level of the Successor Fund. The Successor Fund pays the Administrator at an annual rate of 0.02% of the aggregate average daily net assets of the Successor Fund. This fee schedule is subject to a minimum annual fee for the Successor Fund of $30,000. The minimum fee shall be increased $15,000 for each new class added to the Successor Fund after the effective date. The term of the Administration Agreement shall commence on the effective date of the Successor Fund's prospectus, and shall remain in effect with respect to the Successor Fund (and any additional portfolios) for one year (the "Initial Term").

         ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to the UA Fund. ALPS is entitled to receive a fee from the UA Fund, computed daily and payable monthly, at an annual rate of 0.12% of the UA Fund's average daily net assets up to $500,000,000, 0.085% of the UA Fund's average daily net assets between $500,000,000 and $1,000,000,000, 0.06% of the UA Fund's average daily net assets between $1,000,000,000 and $2,500,000,000, and 0.04% of the UA Fund's average daily net assets in excess of $2,500,000,000.

         The Administration Agreement between ALPS and the FIT Trust, (the "ALPS Administration Agreement") provides that ALPS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the FIT Trust in connection with the matters to which the ALPS Administration Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its party in the performance of its duties or from reckless disregard by it of its obligations and duties thereunder.



DIFFERENCES IN SERVICE PROVIDERS

                                 ------------------------------------------ ------------------------------------------
                                                 FIT Trust                                  AIC Trust
-------------------------------- ------------------------------------------ ------------------------------------------
Administrator                    ALPS Mutual Funds Services, Inc.           SEI Investments Global Funds Services
                                 1625 Broadway, Suite 2200                  One Freedom Valley Drive
                                 Denver, Colorado 80202                     Oaks, PA  19456
------------------------------ ------------------------------------------ ------------------------------------------
Shareholder Servicing Agent      N/A                                        Boston Financial Data Services, Inc.
                                                                            2 Heritage Drive
                                                                            North Quincy, Massachusetts 02171
-------------------------------- ------------------------------------------ ------------------------------------------
Principal Underwriter/           ALPS Distributors, Inc.                    SEI Investments Distribution Co.
Distributor                      1625 Broadway, Suite 2200                  One Freedom Valley Drive
                                 Denver Colorado 80202                      Oaks, PA  19456
-------------------------------- ------------------------------------------ ------------------------------------------
Transfer Agent                   ALPS Mutual Funds Services, Inc.           State Street Bank & Trust Company
                                 1625 Broadway, Suite 2200                  225 Franklin Street
                                 Denver, Colorado 80202                     Boston, Massachusetts 02110
-------------------------------- ------------------------------------------ ------------------------------------------
Custodian                        National City Bank                         National City Bank
                                 629 Euclid Avenue                          629 Euclid Avenue
                                 Cleveland, Ohio 44114                      Cleveland, Ohio 44114
-------------------------------- ------------------------------------------ ------------------------------------------
Auditor                          Deloitte & Touche LLP                      KPMG LLP
                                 555 Seventeenth Street, Suite 3600         1601 Market Street
                                 Denver, Colorado 80202                     Philadelphia, Pennsylvania 19103]
-------------------------------- ------------------------------------------ ------------------------------------------

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION AND RECOMMENDATION OF TRUSTEES

         The UA Fund was established as part of the FIT Trust and commenced investment operations on March 2, 2000. In addition to the UA Fund, the FIT Trust consists of other investment portfolios managed by other investment advisers who receive their services from ALPS and other service providers, all of which are overseen by the Board of Trustees of the FIT Trust.

         As a result of a business decision to terminate the UA Fund's service relationships with ALPS, a proposal to reorganize the UA Fund as a new fund serviced by SEI Investments Global Funds Services, the Successor Fund, was presented to the Board of Trustees of the FIT Trust. The Board of Trustees of the FIT Trust, including a majority of the independent Trustees, approved the reorganization of the UA Fund into the Successor Fund, which is a newly-registered series of the AIC Trust. The Trustees received and reviewed extensive documentary and oral information about the proposal, including information about the qualifications of: (1) SEI GFS as a provider of administrative services and its affiliates, such as SIDCO, as provider of distribution services; and (2) State Street Bank & Trust Company as provider of transfer agency services. The Trustees also reviewed the structure of the proposed Reorganization, including the similarity of investment objectives, policies and manner of operation of the UA Fund and the Successor Fund. The Trustees also took into consideration: (1) that the expense ratio of the Successor Fund would be lower than that of the UA Fund and there was no intention to raise expense ratios in the future;
         (2) that there will be no change in the investment adviser who manages the funds or the fees paid for their services; (3) that IMC and its affiliates would absorb all the costs of the Reorganization; (4) that the respective net asset value per share of the UA Fund and the Successor Fund would be the same; and (5) that the Reorganization of the UA Fund would be tax free to the Successor Fund and its shareholders.

         The Board of Trustees of the FIT Trust, including a majority of the Independent Trustees, determined that participation in the Reorganization is in the best interest of the UA Fund and that the interests of the UA Fund's shareholders would not be diluted as a result of its effecting the Reorganization. Based upon IMC's reasons for recommending the Reorganization, the Board of Trustees of the FIT Trust unanimously voted to approve, and recommends to the UA Fund's shareholders the approval of, the Reorganization Agreement.

         The Board of Trustees of the AIC Trust, including the independent Trustees, have unanimously concluded that the consummation of the Reorganization is in the best interest of the Successor Fund and have unanimously voted to approve the Reorganization Agreement.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
                    THE UA FUND VOTE TO APPROVE THE PROPOSAL

ADDITIONAL INFORMATION

PAYMENT OF EXPENSES

         IMC will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures. In addition, IMC will pay the legal fees in connection with the Reorganization.

BENEFICIAL OWNERSHIP OF SHARES

         The following table contains information about the beneficial ownership by shareholders of five percent or more of the UA Fund's outstanding Shares as of [December __, 2002]. On that date, the Trustees and officers of the FIT Trust, together as a group, "beneficially owned" less than one percent of the UA Fund's outstanding shares.


------------------------------------------- -------------------- -------------------- --------------------------------
     NAME AND ADDRESS OF SHAREHOLDER            PERCENT OF            NUMBER OF                    CLASS
     -------------------------------            ----------            ---------                    -----
                                               SHARES OWNED         SHARES OWNED
                                               ------------         ------------
------------------------------------------- -------------------- -------------------- --------------------------------
------------------------------------------- -------------------- -------------------- --------------------------------


------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------


         As of [______ __, 2002], the UA Fund had [_________] of shares outstanding:

         The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the FIT Trust by its existing Trustees and/or on the records of the FIT Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

         For a free copy of the UA Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), shareholders of the UA Fund may call 1-888-766-8043 or write to the UA Fund at 1625 Broadway, Suite 2200 Denver, Colorado 80202.

SHAREHOLDER PROPOSALS

         The FIT Trust does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Secretary of the FIT Trust c/o ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.

OTHER BUSINESS

         The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No special meeting is currently scheduled for the UA Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and, Delaware law for the UA Fund.

  THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE
     PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY
            WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL

                                    EXHIBIT A







                      AGREEMENT AND PLAN OF REORGANIZATION

                                     FOR THE

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION dated as of December 17, 2002 (the "Agreement"), is between and among Financial Investors Trust ("FIT Trust"), a Delaware business trust, with its principal place of business at 1625 Broadway, Suite 2200, Denver, CO 80202, with regard to its UA S&P 500 Index Fund (the "Acquired Fund"), The Advisors' Inner Circle Fund ("AIC Trust"), a Massachusetts business trust, with its principal place of business at One Freedom Valley Road, Oaks, PA 19456 with regard to its UA S&P 500 Index Fund (the "Successor Fund"), and with respect to Section 17(b), National City Investment Management Co. ("National City").

         WHEREAS, FIT Trust was organized on November 30, 1993 under Delaware law as a business trust under an Agreement and Declaration of Trust, FIT Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), FIT Trust has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value of separate series of FIT Trust, and the Acquired Fund is a duly organized and validly existing series of FIT Trust;

         WHEREAS, AIC Trust was organized on July 18, 1991 under Massachusetts law as a business trust under a Declaration of Trust, AIC Trust is an open-end management investment company registered under the 1940 Act, AIC Trust has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value of separate series of AIC Trust, and the Successor Fund is a duly organized and validly existing series of AIC Trust;

         NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto hereby agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Successor Fund, of all of the liabilities of the Acquired Fund and shares of beneficial interest of the Successor Fund ("Successor Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 12 of this Agreement), of such Successor Fund Shares to the holders of shares of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto hereby covenant and agree as follows:

         1. Plan of Reorganization. At the Effective Time, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (as defined in Section 5 of this Agreement) (the "Statement of Assets and Liabilities"), to the Successor Fund, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Successor Fund shall acquire all assets, and shall assume all liabilities of the Acquired Fund, and the Successor Fund shall deliver to the Acquired Fund a number of Successor Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. Shareholders of record of Class I Shares of the Acquired Fund at the Effective Time shall be credited with full and fractional Class I Shares of the Successor Fund. Shareholders of record of Class II Shares of the Acquired Fund at the Effective Time shall be credited with full and fractional Class II Shares of the Successor Fund. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Successor Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund. The events outlined in this Section 1 are the "Reorganization."

         2. Transfer of Assets.

                  (a) The assets of the Acquired Fund to be acquired by the Successor Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time.

                  (b) The Acquired Fund shall direct National City Bank, as custodian for the Acquired Fund (the "Custodian"), to deliver, at or prior to the Effective Time, a certificate of an authorized officer stating that: (i) assets have been delivered in proper form to the Successor Fund within two business days prior to or at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Successor Fund no later than five business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund prior to or as of the Effective Time for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver prior to or as of the Effective Time by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund's assets are deposited, the Acquired Fund's assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds prior to or as of the Effective Time.

                  (c) The Acquired Fund shall direct ALPS Mutual Fund Services, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver prior to or as of the Effective Time a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Acquired Fund Shares and the number and percentage ownership of outstanding Class I Shares and Class II Shares owned by each shareholder immediately prior to the Effective Time. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited at the Effective Time to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that the Successor Fund Shares have been credited to the Acquired Fund's account on the books of the Successor Fund. No later than the Effective Time each party shall deliver to the other such bill of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3. Calculations.

                  (a) The number of each class of Successor Fund Shares issued to the Acquired Fund pursuant to Section 1 hereof will be the number of issued and outstanding Acquired Fund Shares of each such class at the Valuation Time.

                  (b) The net asset value of each class of the Successor Fund Shares shall be the respective net asset value of the Acquired Fund's shares of each such class at the Valuation Time. The net asset value of Acquired Fund Shares shall be computed at the Valuation Time in the manner set forth in the Acquired Fund's then current prospectus under the Securities Act of 1933 (the "1933 Act").

         4. Valuation of Assets. The value of the assets of the Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the assets of the Acquired Fund to be transferred to the Successor Fund shall be computed by FIT Trust (and shall be subject to adjustment by the amount, if any, agreed to by FIT Trust and the Acquired Fund and AIC Trust and the Successor Fund). In determining the value of the securities transferred by the Acquired Fund to the Successor Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in the then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by FIT Trust, provided that such determination shall be subject to the approval of AIC Trust. FIT Trust and AIC Trust agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Successor Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

         5. Valuation Time. The valuation time shall be 4:00 p.m., Eastern Time, on January 17, 2003, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of AIC Trust or FIT Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable.

         6. Liquidation of the Acquired Fund and Cancellation of Shares. At the Effective Time, the Acquired Fund will liquidate and the Successor Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for the Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Class I and Class II Successor Fund Shares equal in number and value to the Class I and Class II Acquired Fund Shares held by that shareholder, and each Successor Fund Share and each Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Successor Fund in the name of each shareholder of the Acquired Fund that represents the respective number and class of Successor Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Fund shall be cancelled on the books of FIT Trust at the Effective Time and shall thereafter represent only the right to receive Successor Fund Shares. The Acquired Fund's transfer books shall be closed permanently. FIT Trust also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

         7. Representations and Warranties of the Successor Fund. The Successor Fund represents and warrants to the Acquired Fund as follows:

                  (a) Organization, Existence, etc. AIC Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

                  (b) Registration as Investment Company. AIC Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Shares to be Issued Upon Reorganization. The Successor Fund Shares to be issued by the Successor Fund in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable by the Trust. Prior to the Effective Time, there shall be no issued and outstanding Successor Fund Shares or any other securities issued by the Successor Fund.

                  (d) Authority Relative to this Agreement. AIC Trust, on behalf of the Successor Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by AIC Trust's Board of Trustees, and no other proceedings by the Successor Fund are necessary to authorize AIC Trust's officers to effectuate this Agreement and the transactions contemplated hereby. The Successor Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (e) Liabilities. There are no liabilities of the Successor Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Successor Fund. AIC Trust's Registration Statement, which is on file with the Securities and Exchange Commission (the "SEC"), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

                  (f) Litigation. Except as disclosed to the Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Successor Fund, threatened which would materially adversely affect the Successor Fund or its respective assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (g) Contracts. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Successor Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Successor Fund.

                  (h) Taxes. As of the Effective Time, all Federal and other tax returns, information returns, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

                  (i) Subchapter M. For each taxable year of its operation, the Successor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code.

         8. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Successor Fund as follows:

                  (a) Organization, Existence, etc. FIT Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

                  (b) Registration as Investment Company. FIT Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Financial Statements. The audited financial statements of FIT Trust relating to the Acquired Fund for the fiscal year ended April 30, 2002 and unaudited financial statements of FIT Trust relating to the Acquired Fund for the semi-annual period ended October 31, 2002 (the "Acquired Fund's Financial Statements"), as delivered to the Successor Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated. There are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of such date not disclosed therein.

                  (d) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Successor Fund. Upon delivery and payment for such assets, the Successor Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

                  (e) Authority Relative to this Agreement. FIT Trust, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by FIT Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize FIT Trust's officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (f) Liabilities. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise disclosed to the Successor Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. FIT Trust's Registration Statement, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

                  (g) Litigation. Except as disclosed to the Successor Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or their respective assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (h) Contracts. Except for contracts and agreements disclosed to the Successor Funds under which no default exists, the Acquired Fund, at the Effective Time, is a not party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

                  (i) Taxes. As of the Effective Time, all Federal and other tax returns, information returns, and other tax-related reports of the Acquired Fund required by law to have been filed shall have been filed by such date (including extensions), and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

                  (j) Subchapter M. For each taxable year of its operation, the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under
Section 852 of the Code.

         9. Conditions Precedent to Obligations of the Successor Fund.

                  (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, AIC Trust shall have received a certificate from the President or Vice President of FIT Trust, dated as of such date, certifying on behalf of FIT Trust that as of such date that the conditions set forth in this clause (a) have been met.

                  (b) The Successor Fund shall have received an opinion of counsel on behalf of the Acquired Fund, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Successor Fund, to the effect that: (i) FIT Trust is duly organized and in good standing under the laws of the State of Delaware and the Acquired Fund is a validly existing series of FIT Trust; (ii) FIT Trust is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect; (iii) FIT Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the Acquired Fund's assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to AIC Trust; (iv) the execution and delivery of this Agreement will not, and the consummation of the transactions contemplated hereby will not, violate FIT Trust's Declaration of Trust or Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which FIT Trust, with respect to the Acquired Fund, is a party or by which it is bound; (v) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of FIT Trust and this Agreement has been duly executed and delivered by FIT Trust on behalf of the Acquired Fund and is a valid and binding obligation of FIT Trust on behalf of the Acquired Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; and (vi) to the best of counsel's knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for FIT Trust to enter into this Agreement on behalf of the Acquired Fund or carry out its terms, except such as has been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act (together with the 1933 Act and the 1934 Act, the "Federal Securities Laws"), and Delaware state law as it relates to the treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund or the consummation of the transactions contemplated by this Agreement. Such opinion may rely on a certificate of the President or Vice President of FIT Trust as to factual matters.

                  (c) The Acquired Fund shall have delivered to the Successor Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of FIT Trust as to the aggregate asset value of the Acquired Fund's portfolio securities.

                  (d) At the Effective Time, FIT Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by FIT Trust prior to or at the Effective Time and AIC Trust shall have received a certificate from the President or Vice President of FIT Trust, dated as of such date, certifying on behalf of FIT Trust that the conditions set forth in this clause (d) have been and continue to be, satisfied.

         10. Conditions Precedent to Obligations of the Acquired Fund.

                  (a) All representations and warranties of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, FIT Trust shall have received a certificate from the President or Vice President of AIC Trust, dated as of such date, certifying on behalf of AIC Trust that as of such date that the conditions set forth in this clause (a) have been met.

                  (b) The Acquired Fund shall have received an opinion of counsel on behalf of the Successor Fund, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquired Fund, to the effect that: (i) AIC Trust is duly organized under the laws of the Commonwealth of Massachusetts and the Successor Funds are validly existing series of the AIC Trust; (ii) AIC Trust is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and such registration is in full force and effect; (iii) the execution and delivery of this Agreement will not, and the consummation of the transactions contemplated hereby will not, violate AIC Trust's Declaration of Trust or Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which AIC Trust, with respect to the Successor Fund, is a party or by which it is bound; (iv) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of AIC Trust and this Agreement has been duly executed and delivered by AIC Trust on behalf of the Successor Fund and is a valid and binding obligation of AIC Trust on behalf of the Successor Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (v) to the best of counsel's knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for AIC Trust to enter into this Agreement on behalf of the Successor Fund or carry out its terms, except such as has been obtained under the Federal Securities Laws and Massachusetts state law as it relates to treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund or the consummation of the transactions contemplated by this Agreement; and (vi) the Successor Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable by the AIC Trust. Such opinion may rely on a certificate of the President or Vice President of AIC Trust as to factual matters.

                  (c) At the Effective Time, AIC Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by AIC Trust prior to or at the Effective Time and FIT Trust shall have received a certificate from the President or Vice President of AIC Trust, dated as of such date, certifying on behalf of AIC Trust that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

         11. Further Conditions Precedent to Obligations of the Acquired Fund and the Successor Fund. The obligations of the Acquired Fund and the Successor Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

                  (a) With respect to the Acquired Fund, FIT Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of the Acquired Fund of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Fund if the Reorganization is consummated. FIT Trust has prepared or will prepare a notice of meeting, form of proxy, and a proxy statement (collectively, the "Proxy Materials") to be used in connection with such meeting; provided that the Acquired Fund have furnished or will furnish information relating to them as is reasonably necessary for the preparation of the Proxy Materials.

                  (b) The shares of the Successor Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

                  (c) The Acquired Fund and the Successor Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Successor Fund, based on customary officers' certificates provided by each, substantially to the effect that with respect to the Acquired Fund and the Successor Fund for Federal income tax purposes:

                           (i)   No gain or loss will be recognized by the
Acquired Fund upon the transfer of its assets in exchange solely for Successor
 Fund Shares and the assumption by the Successor Fund of the Acquired Fund's stated liabilities.

                           (ii)  No gain or loss will be recognized by the
Successor Fund on its receipt of Acquired Fund assets in exchange for Successor Fund Shares and the assumption by the Successor Fund of the Acquired Fund's liabilities;

                           (iii) The adjusted tax basis of the Acquired  Fund's
 assets in the Successor Fund's hands will be the same as the adjusted tax basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

                           (iv) The Successor Fund's holding period for the
assets received from the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the Effective Time;

                           (v) No gain or loss will be recognized by the
Acquired Fund on the distribution of Successor Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

                           (vi) No gain or loss will be recognized by any
Acquired Fund shareholder as a result of the Acquired Fund's distribution of Successor Fund Shares to such shareholder in exchange for such shareholder's Acquired Fund Shares;

                           (vii) The adjusted tax basis of the Successor Fund
Shares received by the Acquired Fund shareholder will be the same as the adjusted tax basis of the Acquired Fund shareholder's Acquired Fund Shares surrendered in exchange therefor; and

                           (viii) The holding period of the Successor Fund
Shares received by the Acquired Fund shareholder will include the shareholder's holding period for the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as capital assets as of the Effective Time.

                  (e) With respect to the Acquired Fund, this Agreement and the Reorganization contemplated hereby shall have been approved by at least a majority of the outstanding shares of the Acquired Fund entitled to vote on the matter.

                  (f) The Board of Trustees of AIC Trust shall have approved this Agreement and authorized the issuance by the Successor Fund of Successor Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

         12. Effective Time of the Reorganization. The exchange of the Acquired Fund's assets for the Successor Fund Shares shall be effective as of opening of business on January 20, 2003, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

         13. Termination.

                  (a) This Agreement may be terminated by the mutual agreement of the Board of Trustees of the AIC Trust and the Board of Trustees of the FIT Trust. In addition, either party may at its option terminate this Agreement at or prior to the Effective Time:

                           (i) Because of a material breach by the other party
of any representation, warranty, covenant, or agreement contained herein to be performed at or prior to the Effective Time;

                           (ii) Because of a condition herein expressed to be
precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

                           (iii) By resolution of the Board of Trustees of FIT
Trust if circumstances should develop that, in the good faith opinion of such
 Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

                           (iv) By resolution of the Board of Trustees of AIC
Trust if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Successor Fund's shareholders.

                  (b) In the event of any such termination, there shall be no liability for damages on the part of the FIT Trust, the AIC Trust, the Acquired Fund or the Successor Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

         14. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Successor Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders.

         15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

         16. Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

         if to the Acquired Fund:                    if to the Successor Fund:

         W. Robert Alexander                        William E. Zitelli, Esq.
         Financial Investors Trust                  SEI Investments Company
         1625 Broadway, Suite 2200                  One Freedom Valley Drive
         Denver, CO 80202                           Oaks, PA 19456

         with a copy to:                                 with a copy to:

         Lester R. Woodward, Esq.                   John M. Ford, Esq.
         Davis Graham & Stubbs LLP                  Morgan, Lewis & Bockius LLP
         1550 Seventeenth Street                    1111 Pennsylvania Avenue, NW
         Denver, Colorado 80202                     Washington, DC 20004

         17. Fees and Expenses.

                  (a) Each of the Successor Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                  (b) Except as otherwise provided for herein, all expenses of the Acquired Fund and the Successor Fund that are solely and directly related to the reorganization contemplated by this Agreement will be borne by National City. Such expenses include, without limitation, to the extent solely and directly related to the reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Materials under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Successor Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the date of the mailing of the Proxy Materials to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs related to obtaining shareholder approval of the transactions contemplated by this Agreement.

         18. Indemnification.

                  (a) AIC Trust, out of the assets of the Successor Fund, shall indemnify, defend and hold harmless the Acquired Fund, FIT Trust, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to the Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of AIC Trust, on behalf of the Successor Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC, or any application prepared by AIC Trust, on behalf of the Successor Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that AIC Trust and the Successor Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about AIC Trust and/or the Successor Fund or the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

                  (b) FIT Trust, on behalf of the Acquired Fund, shall indemnify, defend, and hold harmless the Successor Fund, AIC Trust, its Board of Trustees, officers, employees and agents ("Successor Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to the Successor Fund Indemnified Parties, including amounts paid by any one or more of the Successor Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third-party claim, suit, action or proceeding made with the consent of FIT Trust, on behalf of the Acquired Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that FIT Trust and the Acquired Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FIT Trust and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

                  (c) AIC Trust, out of the assets of the Successor Fund, shall indemnify, defend, and hold harmless each of the Acquired Fund Indemnified Parties from and against any and all losses, claims, damage, liabilities, or expenses including, without limitation, the payment of reasonable legal fees and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of any act, conduct or omissions relating to the Successor Fund subsequent to the effective time.

                  (d) AIC Trust, out of the assets of the Successor Fund, shall indemnify, defend, and hold harmless each of the Successor Fund Indemnified Parties from and against any and all losses, claims, damage, liabilities, or expenses including without limitation, the payment of reasonable legal fees and other expenses incurred in defending third party claims, actions suits or proceedings, whether or not resulting in any liability to such Successor Fund Indemnified Parties, including amounts paid by any one or more of the Successor Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit action or proceeding, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of any act, conduct, or omission relating to the Acquired Fund prior to the Effective Time.

                  (e) A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 18, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 18. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 18, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

                  (f) Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 18 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

                  (e) This Section 18 shall survive the termination of this Agreement and for a period of three years following the Effective Date.

         19. Headings, Counterparts, Assignment.

                  (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

                  (d) Entire Agreement. Each of the Successor Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                  (e) Further Assurances. Each of the Successor Fund and the Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

                  (f) Binding Nature of Agreement; Limitation of Trustee, Officer and Shareholder Liability. As provided in AIC Trust's Declaration of Trust on file with the Secretary of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers and trustees of AIC Trust, on behalf of the Acquired Fund, as officers and trustees and not individually, and the obligations of this Agreement are not binding upon the undersigned officers, trustees or shareholders individually, but are binding only upon the assets and property of AIC Trust. Moreover, no series of AIC Trust shall be liable for the obligations of any other series of AIC Trust.

         THE ADVISORS' INNER CIRCLE FUND, on behalf of its series, the UA S&P 500 Index Fund

                           By:_____________________

                           Title:____________________





         FINANCIAL INVESTORS TRUST, on behalf of its series, the UA S&P 500 Index Fund

                           By:_____________________

                           Title:____________________



         With respect to Section 17(b), National City Investment
         Management Co.


                           By:_____________________

                           Title:____________________

                            Financial Investors Trust
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202


                      UNITED ASSOCIATION S&P 500 INDEX FUND

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, ______, 2003

         The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints ________________ as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of Financial Investors Trust ("FIT") and the United Association S&P 500 Index Fund of FIT ("UA Fund") to be held in the offices of _________, at ______ p.m., Eastern time on _______, 2003, and any adjournments or postponements thereof (the "Meeting") all shares of said FIT that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization between FIT, on behalf of its UA Fund, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its United Association S&P 500 Index Fund (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

      THE BOARD OF TRUSTEES OF FIT RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of the UA Fund to the corresponding United Association S&P 500 Index Fund (the "Successor Fund") of the AIC Trust in exchange for certain shares of the Successor Fund as set forth in the form of the Agreement and Plan of Reorganization, a copy of which is attached to the proxy statement as Exhibit A; (ii) the distribution of the shares of the Successor Fund so received to the shareholders of the UA Fund; and (iii) the transfer of all of the assets and all of the liabilities of the UA Fund (to be approved by shareholders of the UA Fund) to the Successor Fund.


                    ____For                 ____Against              ____Abstain

         This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

         The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated: _____________________, 2003          ___________________________
                                            Signature of Shareholder



                                            ---------------------------
                                            Signature (Joint owners)



Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.